Supplement dated September 20, 2011 to the Combined Statutory Prospectus, dated August 31, 2011

The following amends and replaces information contained within the “Annual Fund Operating Expenses” section for the MTB Strategic Allocation Fund on page 45 of the MTB Funds Statutory Prospectus dated August 31, 2011.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.85%	0.85%
Acquired Fund Fees and Expenses(2)	0.77%	0.77%
Total Annual Fund Operating Expenses	2.52%	2.27%
Fee Waiver and/or Expense Reimbursement(3)	0.65%	0.65%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.87%	1.62%

(1)	Other Expenses have been restated to adjust for the Fund’s reorganization, which occurred during the fiscal year ended April 30, 2011.

(2)	Acquired Fund Fees and Expenses have been restated to reflect current fees, and are not included in the financial highlights.

(3)	The Fund’s advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses) paid by the Fund’s Class A Shares and Class I Shares will not exceed 1.10% and 0.85%, respectively. This waiver may be amended or withdrawn after August 31, 2012, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Expenses assuming redemption	$729	$1,233	$1,762	$3,202

Class I Shares
Expenses assuming redemption	$165	$647	$1,156	$2,555